                                                                    Exhibit 99.2



 United National Bancorp
 Consolidated Financial Highlights
 September 30, 2003
 (Dollars in Thousands, Except Share Data)


                                                                         Three Months Ended            Nine Months Ended
                                                              ------------------------------------  ----------------------
                                                               September 30, June 30, September 30,      September 30,
                                                                   2003        2003      2002          2003       2002
                                                                -----------  -------  ---------     ---------    ---------
 Results of Operations:
 Net Income                                                        $ 3,216    $ 7,619   $ 5,701      $ 18,402     $ 12,679
 Net Income per Common Share:
      Basic                                                           0.17       0.40      0.34          0.97         0.83
      Diluted                                                         0.17       0.40      0.34          0.96         0.82
      Dividends Declared per Common Share                             0.20       0.20      0.20          0.60         0.60

 Financial Ratios:
 Return on Average Assets                                            0.41%      1.02%     0.96%         0.82%        0.80%
 Return on Average Stockholders' Equity                              4.85%     11.40%    10.95%         9.24%        9.76%
 Net Interest Margin (Taxable Equivalent Basis)                      3.80%      3.92%     3.97%         3.86%        4.03%
 Efficiency Ratio (1)                                               59.32%     59.71%    60.77%        62.19%       62.21%

 Financial Ratios - Adjusted: (2)
 Net Income, GAAP Basis                                            $ 3,216    $ 7,619   $ 5,701      $ 18,402     $ 12,679
 Adjustment for Merger Charges, net of taxes                         4,612          -       632         4,612        1,093
                                                                -----------  --------- --------     ---------    ---------
 Net Income, Adjusted                                                7,828      7,619     6,333        23,014       13,772
 Net Income per Common Share, Adjusted:
      Basic                                                           0.42       0.40      0.38          1.22         0.90
      Diluted                                                         0.41       0.40      0.38          1.21         0.89
 Return on Average Assets, Adjusted                                  1.00%      1.02%     1.07%         1.03%        0.87%
 Return on Average Stockholders' Equity, Adjusted                   11.80%     11.40%    12.16%        11.55%       10.61%

 Cash-Based Profitability: (3)
 Net Income                                                        $ 3,676    $ 8,086   $ 5,994      $ 19,797     $ 13,410
 Earnings per Diluted Share                                           0.19       0.42      0.36          1.04         0.87
 Return on Average Tangible Assets                                   0.49%      1.12%     1.03%         0.91%        0.85%
 Return on Average Tangible Stockholders' Equity                     8.47%     18.39%    14.24%        15.15%       11.42%


(1) The Company's efficiency ratio measures total non-interest expense as a percentage of net interest income plus non-interest income, adjusted for certain income and expense items, as shown below.


 Total Non-Interest Expense                                       $ 28,013   $ 21,021  $ 17,650      $ 70,108     $ 48,878
 Less:
   Foreclosed Property Expense (Recovery)                               20         (5)      (13)          (52)          62
   Employment Termination Costs                                          -        884         -           884            -
   Proxy Solicitation Costs                                              -        367         -           367            -
   Prepayment Penalty - Borrowings                                     970          -         -           970            -
   Merger Charges related to PNC Acquisition                         6,824          -         -         6,824            -
   Integration Expenses related to Vista Acquisition                     -          -     1,068             -        1,847
                                                                -----------  --------- --------     ---------   ----------
     Total Adjusted Non-Interest Expense                            20,199     19,775    16,595        61,115       46,969
                                                                -----------  --------- --------     ---------   ----------

 Total Net Interest Income                                          25,384     25,175    20,433        74,186       56,301
 Plus:
   Tax Equivalent Adjustment on Tax Exempt Assets                    1,084      1,058       891         3,255        2,502
                                                                -----------  --------- ---------    ---------   ----------
     Total Adjusted Net Interest Income                             26,468     26,233    21,324        77,441       58,803
                                                                -----------  --------- ---------    ---------   ----------

 Total Non-Interest Income                                           8,033      7,527     5,324        24,098       17,000
 Plus:
   Tax Equivalent Adjustment on Life Insurance Income                  655        655       794         1,980        1,940
 Less:
   Net Gains from Securities Transactions                            1,106      1,297       134         5,252          154
   Gain on Disposition of Credit Card Portfolio                          -          -         -             -          920
   Recovery on Dissolution of Data Processing Joint Venture              -          -         -             -        1,171
                                                                -----------  --------- ---------    ---------   ----------
     Total Adjusted Non-Interest Income                            $ 7,582    $ 6,885   $ 5,984      $ 20,826     $ 16,695
                                                                -----------  --------- ---------    ---------   ----------
 Efficiency Ratio =                                                 59.32%     59.71%    60.77%        62.19%       62.21%
                                                                ===========  ========= =========    =========   ==========

(2) Merger charges related to the PNC acquisition in 2003 and the Vista acquisition in 2002 are not indicative of normal operating expenses.

(3) Cash-based data excludes the after-tax impact of goodwill and other intangible assets, primarily core deposit premiums:

         Net Income                                                $ 3,216    $ 7,619   $ 5,701      $ 18,402     $ 12,679
         Amortization of Intangible Assets, net of tax                 460        467       293         1,395          731
                                                                  --------    -------   -------     ---------     --------
         Cash Earnings                                             $ 3,676    $ 8,086   $ 5,994      $ 19,797     $ 13,410
                                                                  ========    =======   =======     =========     ========
         Average Tangible Assets & Equity exclusion, net of tax    $90,994    $91,630   $39,553      $ 91,635     $ 16,553


 United National Bancorp
 Consolidated Financial Highlights - Continued
 September 30, 2003
 (Dollars in Thousands)



                                                                 Three Months Ended                Nine Months Ended
                                                     -----------------------------------------        September 30,
                                                     September 30     June 30,    September 30,  ----------------------
                                                         2003          2003           2002           2003       2002
                                                      -----------    ---------     ---------     ---------   ----------
 Financial Condition:
 Period End:
 Securities, net                                      $  878,887     $  836,684    $   820,798
 Total Loans                                           1,985,431      1,901,891      1,649,966
 Allowance for Loan Losses                                22,981         22,090         20,765
 Total Assets                                          3,149,528      3,031,851      2,888,997
 Deposits                                              2,221,235      2,211,602      2,172,478
 Total Stockholders' Equity                              262,004        267,143        273,938
 Book Value per Share                                      13.90          14.20          14.22

 Common Shares Outstanding                            18,855,607     18,811,333     19,263,725

 Capital Adequacy:
 Tier I Leverage Ratio                                     6.98%          7.28%          7.73%
 Tier I Capital to Risk-Weighted Assets                    9.42%          9.77%         10.42%
 Tier I & Tier II Capital to Risk-Weighted Assets         10.45%         10.78%         11.31%
 Equity To Assets                                          8.32%          8.81%          9.48%

 Asset Quality:
 Non-Accrual Loans                                    $   11,983     $   12,541    $    15,352
 Loans Past Due 90 Days but Still Accruing                 4,874          2,842          1,673
 Assets Acquired in Foreclosure                            1,519          1,627            630
                                                      -----------   ------------  -------------
    Total Non-Performing Assets                       $   18,376     $   17,010    $    17,655
                                                      -----------   ------------  -------------
 Non-Performing Assets to Total Loans and
    Assets Acquired in Foreclosure                         0.92%          0.89%          1.07%

 Allowance for Loan Losses:
 Beginning of Period                                  $   22,090     $   21,484    $    15,051      $ 20,407     $  12,478
 Net Charge-Offs:
    Charge-Offs                                             (903)        (1,182)        (1,558)       (2,565)       (8,263)
    Less: Recoveries                                         114            183            148           384           476
                                                      -----------   ------------  -------------   -----------   -----------
      Net Charge-Offs                                       (789)          (999)        (1,410)       (2,181)       (7,787)
 Provision for Loan Losses                                 1,680          1,605          1,000         4,755         9,950
 Addition related to Vista Acquisition                         -              -          6,124             -         6,124
                                                      -----------   ------------  -------------   -----------   -----------
 End of Period                                        $   22,981     $   22,090    $    20,765      $ 22,981     $  20,765
                                                      ===========   ============  =============   ===========   ===========

 Allowance for Loan Losses to Total Loans                  1.16%          1.16%          1.26%
 Allowance for Loan Losses to Non-Performing Loans       136.33%        143.60%        121.97%
 Allowance for Loan Losses to Non-Performing Assets      125.06%        129.86%        117.62%

Stockholders' Equity:
 Beginning of Period                                  $  267,143     $  265,844    $   158,376      $264,680     $ 156,636
 Net Income                                                3,216          7,619          5,701        18,402        12,679
 Net Change in Unrealized Gains on Securities
   Available For Sale                                     (5,443)         1,161          4,270        (5,631)       11,393
 Cash dividends declared                                  (3,782)        (3,747)        (3,847)      (11,286)       (9,683)
 Exercise of Stock Options                                   899            766              -         1,850           364
 Stock Issued - Vista Acquisition                              -              -        109,685             -       109,685
 Treasury Stock purchased                                   (142)        (4,622)          (366)       (6,368)       (7,480)
 Stock-based compensation                                    111            122            119           355           320
 Restricted Stock Activity                                     2              -              -             2            24
                                                      -----------   ------------  -------------   -----------   -----------
 End of Period                                        $  262,004     $  267,143    $   273,938      $262,004     $ 273,938
                                                      ===========   ============  =============   ===========   ===========



The quarter and year to date periods ending September 30, 2002 have been restated to reflect the expensing of stock options in accordance with Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," as amended by SFAS No. 148.

United National Bancorp
Consolidated Balance Sheets


                                                                  September 30,          June 30,         September 30,
                                                                  ----------------------------------------------------
(In Thousands, Except Per Share Data)                                  2003                2003                2002
----------------------------------------------------------------------------------------------------------------------

ASSETS
Cash and Due from Banks                                             $   61,437         $    72,506        $    75,219
---------------------------------------------------------
Short-Term Investments                                                       -                   -            111,800
---------------------------------------------------------
Securities Available for Sale, at Market Value                         820,118             773,945            770,100
---------------------------------------------------------
Securities Held to Maturity                                             58,769              62,739             50,698
---------------------------------------------------------
Loans, Net of Unearned Income                                        1,985,431           1,901,891          1,649,966
---------------------------------------------------------
    Less: Allowance for Loan Losses                                     22,981              22,090             20,765
---------------------------------------------------------          -----------         -----------        -----------
    Loans, Net                                                       1,962,450           1,879,801          1,629,201
---------------------------------------------------------
Premises and Equipment, Net                                             32,510              33,389             33,660
---------------------------------------------------------
Other Real Estate, Net                                                   1,463               1,543                546
---------------------------------------------------------
Goodwill                                                                79,663              79,663             79,591
---------------------------------------------------------
Intangible Assets, Primarily Core Deposit Premiums                      16,354              17,132             18,867
---------------------------------------------------------
Cash Surrender Value on Life Insurance                                  79,516              78,568             75,605
---------------------------------------------------------
Other Assets                                                            37,248              32,565             43,710
---------------------------------------------------------          -----------         -----------        -----------
       TOTAL ASSETS                                                 $3,149,528         $ 3,031,851        $ 2,888,997
---------------------------------------------------------          ===========         ===========        ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Demand Deposits                                                     $  373,636         $   387,569        $   351,516
---------------------------------------------------------
NOW Accounts                                                           272,717             287,802            257,360
---------------------------------------------------------
Money Market Accounts                                                  327,162             175,881            161,606
---------------------------------------------------------
Savings Deposits                                                       501,989             521,760            525,019
---------------------------------------------------------
Time Deposits                                                          745,731             838,590            876,977
---------------------------------------------------------          -----------         -----------        -----------
       Total Deposits                                                2,221,235           2,211,602          2,172,478
---------------------------------------------------------
Short-Term Borrowings                                                  206,583             157,951             38,242
---------------------------------------------------------
Other Borrowings                                                       431,631             360,286            363,489
---------------------------------------------------------
Other Liabilities                                                       28,075              34,869             40,850
---------------------------------------------------------          -----------         -----------        -----------
       TOTAL LIABILITIES                                             2,887,524           2,764,708          2,615,059
---------------------------------------------------------          -----------         -----------        -----------

STOCKHOLDERS' EQUITY
Common Stock ($1.25 Par Value Per Share)                                26,295              26,240             26,162
---------------------------------------------------------
Additional Paid-In Capital                                             239,175             238,129            236,774
---------------------------------------------------------
Retained Earnings                                                       43,546              44,112             32,506
---------------------------------------------------------
Treasury Stock                                                         (46,112)            (45,881)           (33,421)
---------------------------------------------------------
Accumulated Other Comprehensive (Loss) Income                             (900)              4,543             11,917
---------------------------------------------------------          -----------         -----------        -----------
       TOTAL STOCKHOLDERS' EQUITY                                      262,004             267,143            273,938
---------------------------------------------------------          -----------         -----------        -----------
       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $3,149,528         $ 3,031,851        $ 2,888,997
---------------------------------------------------------          ===========         ===========        ===========

September 30, 2002 has been restated to reflect the expensing of stock options in accordance with Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," as amended by SFAS No. 148.

United National Bancorp
Consolidated Statements of Income



                                                                    Three Months Ended                 Nine Months Ended
                                                         ----------------------------------------        September 30,
                                                         September 30,     June 30,   September 30,   --------------------
(In Thousands, Except Per Share Data)                         2003           2003         2002         2003       2002
                                                         ---------------------------------------- ------------ -----------
INTEREST INCOME
Interest and Fees on Loans                                 $ 27,777         $27,362      $23,556     $ 81,870    $ 65,147
---------------------------------------------------------
Interest and Dividends on Securities Available for Sale:
     Taxable                                                  6,909           8,456        8,223       23,983      23,113
---------------------------------------------------------
     Tax-Exempt                                               1,377           1,291        1,244        4,036       3,459
---------------------------------------------------------
Interest and Dividends on Securities Held to Maturity:
     Taxable                                                    338             179           78          569         206
---------------------------------------------------------
     Tax-Exempt                                                 251             271          351          833       1,037
---------------------------------------------------------
Interest on Short-Term Investments                                3               2          173          159         183
------------------------------------------------------------------------------------------------- ------------------------
         TOTAL INTEREST INCOME                               36,655          37,561       33,625      111,450      93,145
------------------------------------------------------------------------------------------------- ------------------------

INTEREST EXPENSE
Interest on Savings Deposits                                  1,622           1,899        2,480        5,528       5,552
---------------------------------------------------------
Interest on Time Deposits                                     5,060           6,021        6,012       18,016      16,900
---------------------------------------------------------
Interest on Short-Term Borrowings                               538             451          277        1,116       1,275
---------------------------------------------------------
Interest on Other Borrowings                                  4,051           4,015        4,423       12,604      13,117
------------------------------------------------------------------------------------------------- ------------------------
         TOTAL INTEREST EXPENSE                              11,271          12,386       13,192       37,264      36,844
------------------------------------------------------------------------------------------------- ------------------------

Net Interest Income                                          25,384          25,175       20,433       74,186      56,301
---------------------------------------------------------
Provision for Loan Losses                                     1,680           1,605        1,000        4,755       9,950
------------------------------------------------------------------------------------------------- ------------------------
Net Interest Income After Provision for Loan Losses          23,704          23,570       19,433       69,431      46,351
------------------------------------------------------------------------------------------------- ------------------------

NON-INTEREST INCOME
Trust Income                                                  1,398           1,569        1,362        4,525       4,332
---------------------------------------------------------
Service Charges on Deposit Accounts                           2,109           1,868        1,183        5,474       3,143
---------------------------------------------------------
Other Service Charges, Commissions and Fees                   1,009           1,140          763        3,203       2,542
---------------------------------------------------------
Net Gains from Securities Transactions                        1,106           1,297          134        5,252         154
---------------------------------------------------------
Income on Life Insurance                                        948             948        1,150        2,867       2,809
---------------------------------------------------------
Dissolution of Joint Venture                                      -               -            -            -       1,171
---------------------------------------------------------
Gain on Disposition of Credit Card Portfolio                      -               -            -            -         920
---------------------------------------------------------
Other Income                                                  1,463             705          732        2,777       1,929
------------------------------------------------------------------------------------------------- ------------------------
         TOTAL NON-INTEREST INCOME                            8,033           7,527        5,324       24,098      17,000
------------------------------------------------------------------------------------------------- ------------------------

NON-INTEREST EXPENSE
Salaries, Wages and Employee Benefits                        10,298          11,096        8,493       31,642      23,679
---------------------------------------------------------
Occupancy Expense, Net                                        2,148           2,112        1,598        7,051       4,441
---------------------------------------------------------
Furniture and Equipment Expense                               1,284           1,369        1,232        4,004       3,378
---------------------------------------------------------
Data Processing Expense                                       1,066             949        1,310        2,992       3,889
---------------------------------------------------------
Amortization of Intangible Assets                               778             790          494        2,359       1,235
---------------------------------------------------------
Merger Related Charges                                        6,824               -        1,068        6,824       1,847
---------------------------------------------------------
Other Expenses                                                5,615           4,705        3,455       15,236      10,409
------------------------------------------------------------------------------------------------- ------------------------
         TOTAL NON-INTEREST EXPENSE                          28,013          21,021       17,650       70,108      48,878
------------------------------------------------------------------------------------------------- ------------------------

Income Before Provision for Income Taxes                      3,724          10,076        7,107       23,421      14,473
---------------------------------------------------------
Provision for Income Taxes                                      508           2,457        1,406        5,019       1,794
------------------------------------------------------------------------------------------------- ------------------------
NET INCOME                                                 $  3,216         $ 7,619      $ 5,701     $ 18,402    $ 12,679
================================================================================================= ========================

NET INCOME PER COMMON SHARE:
     Basic                                                 $   0.17         $  0.40      $  0.34     $   0.97    $   0.83
================================================================================================= ========================
     Diluted                                               $   0.17         $  0.40      $  0.34     $   0.96    $   0.82
================================================================================================= ========================

WEIGHTED AVERAGE SHARES OUTSTANDING:
     Basic                                                   18,824          18,860       16,665       18,888      15,343
------------------------------------------------------------------------------------------------- ------------------------
     Diluted                                                 19,085          19,050       16,786       19,091      15,476
------------------------------------------------------------------------------------------------- ------------------------

United National Bancorp
Analysis of Net Interest Income (Tax Equivalent Basis)
(Dollars in thousands)



                                                             Third Quarter 2003                      Second Quarter 2003
                                              --------------------------------------   -------------------------------------
                                                Average                      Average    Average                      Average
                                                Balance        Interest      Yield      Balance        Interest       Yield
                                              --------------------------------------   -------------------------------------
Assets:
Interest Earning Assets:
  Securities Available for Sale:
    Taxable                                    $  644,283       $ 7,093       4.40%    $  695,544       $ 8,639        4.97%
    Non-Taxable                                   131,823         2,091       6.34%       127,023         1,974        6.22%

  Securities Held to Maturity:
    Taxable                                        35,452           338       3.81%        19,200           179        3.72%
    Non-Taxable                                    25,215           386       6.12%        26,237           417        6.36%
                                              --------------------------------------   -------------------------------------
                                                  836,773         9,908       4.74%       868,004        11,209        5.17%

  Short-Term Investments                            1,249             3       0.92%           633             2        1.13%

  Loans (Net of Unearned Income):
    Commercial                                    427,171         5,453       5.07%       394,261         5,217        5.30%
    Real Estate - Commercial                      465,743         7,746       6.60%       463,377         8,098        7.01%
    Real Estate - Residential                     586,086         7,740       5.28%       530,652         7,493        5.65%
    Consumer                                      463,825         6,889       5.89%       422,387         6,600        6.27%
                                              --------------------------------------   -------------------------------------
      Total Loans                               1,942,825        27,828       5.69%     1,810,677        27,408        6.07%
                                              --------------------------------------   -------------------------------------
        Total Interest Earning Assets           2,780,847        37,739       5.40%     2,679,314        38,619        5.77%
                                              --------------------------------------   -------------------------------------

Non-Interest Earning Assets:
  Cash and Due from Banks                          64,109                                  63,374
  Other Assets                                    168,406                                 162,751
  Intangible Assets                                96,465                                  97,252
  Net Unrealized Gain - AFS                         4,893                                  16,746
  Allowance for Possible Loan Losses              (22,534)                                (21,891)
                                              ------------                             -----------
        Total Non-Interest Earning Assets         311,339                                 318,232
                                              ------------                             -----------
          Total Assets                         $3,092,186                              $2,997,546
                                              ============                             ===========

Liabilities and Shareholders' Equity:
Interest Bearing Liabilities:
  NOW Accounts                                 $  283,930       $   201       0.28%    $  287,536       $   310        0.43%
  Money Market Accounts                           253,273           689       1.08%       178,846           510        1.14%
  Savings Deposits                                507,348           732       0.57%       511,240         1,079        0.85%
  Time Deposits                                   767,184         5,060       2.62%       840,720         6,021        2.87%
                                              --------------------------------------   -------------------------------------
      Total Savings and Time Deposits           1,811,735         6,682       1.46%     1,818,342         7,920        1.75%

  Short-Term Borrowed Funds                       192,925           538       1.11%       143,963           451        1.26%
  Other Borrowed Funds                            411,525         4,051       3.92%       358,866         4,015        4.48%
                                              --------------------------------------   -------------------------------------
      Total Interest Bearing Liabilities        2,416,185        11,271       1.85%     2,321,171        12,386        2.14%
                                              --------------------------------------   -------------------------------------

Non-Interest Bearing Liabilities:
  Demand Deposits & Non-Int. Bearing Savings      386,886                                 377,320
  Other Liabilities                                25,970                                  31,067
                                              ------------                             -----------
      Total Non-Interest Bearing Liabilities      412,856                                 408,387
Shareholders' Equity                              263,145                                 267,988
                                              ------------                             -----------
  Total Liab and Shareholders' Equity*         $3,092,186                              $2,997,546
                                              ============                             ===========

Net Interest Income (Tax equivalent basis)                       26,468                                  26,233
Less: Tax-Equivalent Adjustment                                   1,084                                   1,058
                                                          --------------                          --------------
Net Interest Income                                             $25,384                                 $25,175
                                                          ==============                          ==============

Net Interest Spread (Tax equivalent basis)                                    3.55%                                    3.63%
Effect of Net Non-Interest-Bearing Funds                                      0.25%                                    0.29%
                                                                        ------------                            ------------
Net Interest Margin (Tax equivalent basis)                                    3.80%                                    3.92%
                                                                        ============                            ============



                                                                Third Quarter 2002
                                                   -------------------------------------------
                                                          Average                      Average
                                                          Balance        Interest       Yield
                                                   -------------------------------------------
Assets:
Interest Earning Assets:
  Securities Available for Sale:
    Taxable                                              $  534,264       $ 8,223       6.16%
    Non-Taxable                                             116,306         1,914       6.58%

  Securities Held to Maturity:
    Taxable                                                   7,964            78       3.91%
    Non-Taxable                                              39,274           540       5.50%
                                                   -------------------------------------------
                                                            697,808        10,755       6.16%

  Short-Term Investments                                     36,871           173       1.84%

  Loans (Net of Unearned Income):
    Commercial                                              338,354         4,725       5.54%
    Real Estate - Commercial                                418,455         7,845       7.34%
    Real Estate - Residential                               310,881         5,086       6.54%
    Consumer                                                340,304         5,932       6.92%
                                                   -------------------------------------------
      Total Loans                                         1,407,994        23,588       6.63%
                                                   -------------------------------------------
        Total Interest Earning Assets                     2,142,673        34,516       6.40%
                                                   -------------------------------------------

Non-Interest Earning Assets:
  Cash and Due from Banks                                    56,341
  Other Assets                                              121,681
  Intangible Assets                                          41,902
  Net Unrealized Gain - AFS                                  13,891
  Allowance for Possible Loan Losses                        (18,091)
                                                   -----------------
        Total Non-Interest Earning Assets                   215,724
                                                   -----------------
          Total Assets                                   $2,358,397
                                                   =================

Liabilities and Shareholders' Equity:
Interest Bearing Liabilities:
  NOW Accounts                                           $  198,720       $   366       0.73%
  Money Market Accounts                                     113,383           415       1.45%
  Savings Deposits                                          443,833         1,699       1.52%
  Time Deposits                                             659,897         6,012       3.61%
                                                   -------------------------------------------
      Total Savings and Time Deposits                     1,415,833         8,492       2.38%

  Short-Term Borrowed Funds                                  63,302           277       1.74%
  Other Borrowed Funds                                      324,789         4,423       5.42%
                                                   -------------------------------------------
      Total Interest Bearing Liabilities                  1,803,924        13,192       2.90%
                                                   -------------------------------------------

Non-Interest Bearing Liabilities:
  Demand Deposits & Non-Int. Bearing Savings                309,464
  Other Liabilities                                          38,446
                                                   -----------------
      Total Non-Interest Bearing Liabilities                347,910
Shareholders' Equity                                        206,563
                                                   -----------------
  Total Liab and Shareholders' Equity*                   $2,358,397
                                                   =================

Net Interest Income (Tax equivalent basis)                                 21,324
Less: Tax-Equivalent Adjustment                                               891
                                                                    --------------
Net Interest Income                                                       $20,433
                                                                    ==============

Net Interest Spread (Tax equivalent basis)                                              3.50%
Effect of Net Non-Interest-Bearing Funds                                                0.47%
                                                                                  ------------
Net Interest Margin (Tax equivalent basis)                                              3.97%
                                                                                  ============



* Includes Unrealized Gain of $3,108 for third quarter 2003, $10,259 for second quarter 2003 and $9,029 for third quarter 2002.

United National Bancorp
Analysis of Net Interest Income (Tax Equivalent Basis)
(Dollars in thousands)


                                                                         YTD Ended September 30,
                                               -------------------------------------   --------------------------------------
                                                              2003                                      2002
                                               -------------------------------------   --------------------------------------
                                                 Average                    Average       Average                    Average
                                                 Balance        Interest     Yield        Balance        Interest     Yield
                                               -------------------------------------   --------------------------------------
Assets:
Interest Earning Assets:
  Securities Available for Sale:
    Taxable                                    $  661,668      $ 24,527       4.94%      $  480,770      $ 23,113      6.41%
    Non-Taxable                                   129,613         6,158       6.33%         105,605         5,322      6.72%

  Securities Held to Maturity:
    Taxable                                        19,929           569       3.81%           6,831           206      4.03%
    Non-Taxable                                    28,154         1,281       6.07%          37,176         1,595      5.72%
                                               -------------------------------------   --------------------------------------
                                                  839,364        32,535       5.17%         630,382        30,236      6.40%

  Short-Term Investments                           17,178           159       1.24%          13,125           183      1.84%

  Loans (Net of Unearned Income):
    Commercial                                    390,613        15,470       5.29%         325,626        13,469      5.53%
    Real Estate - Commercial                      466,781        23,995       6.87%         378,441        21,074      7.34%
    Real Estate - Residential                     532,046        22,420       5.62%         282,827        13,912      6.56%
    Consumer                                      429,150        20,126       6.27%         315,118        16,773      7.12%
                                               -------------------------------------   --------------------------------------
      Total Loans                               1,818,590        82,011       6.02%       1,302,012        65,228      6.66%
                                               -------------------------------------   --------------------------------------
        Total Interest Earning Assets           2,675,132       114,705       5.72%       1,945,519        95,647      6.54%
                                               -------------------------------------   --------------------------------------

Non-Interest Earning Assets:
  Cash and Due from Banks                          65,402                                    48,693
  Other Assets                                    164,716                                   122,908
  Intangible Assets                                97,260                                    17,345
  Net Unrealized Gain - AFS                        13,078                                     7,375
  Allowance for Possible Loan Losses              (21,771)                                  (15,741)
                                               -----------                             -------------
        Total Non-Interest Earning Assets         318,685                                   180,580
                                               -----------                             -------------
          Total Assets                        $ 2,993,817                                $2,126,099
                                               ===========                             =============

Liabilities and Shareholders' Equity:
Interest Bearing Liabilities:
  NOW Accounts                                $   282,221       $   826       0.39%      $  170,842      $    942      0.74%
  Money Market Accounts                           204,996         1,740       1.13%          89,140           785      1.18%
  Savings Deposits                                507,554         2,962       0.78%         373,502         3,825      1.37%
  Time Deposits                                   818,057        18,016       2.94%         602,710        16,900      3.75%
                                               -------------------------------------   --------------------------------------
      Total Savings and Time Deposits           1,812,828        23,544       1.73%       1,236,194        22,452      2.43%

  Short-Term & Other Borrowed Funds               126,898         1,116       1.18%          87,815         1,275      1.94%
  Other Borrowed Funds                            382,028        12,604       4.40%         312,525        13,117      5.61%
                                               -------------------------------------   --------------------------------------
      Total Interest Bearing Liabilities        2,321,754        37,264       2.14%       1,636,534        36,844      3.01%
                                               -------------------------------------   --------------------------------------

Non-Interest Bearing Liabilities:
  Demand Deposits & Non-Int. Bearing Savings      375,626                                   286,567
  Other Liabilities                                30,132                                    29,397
                                               -----------                             -------------
      Total Non-Interest Bearing Liabilities      405,758                                   315,964
Shareholders' Equity                              266,305                                   173,601
                                               -----------                             -------------
  Total Liab and Shareholders' Equity*        $ 2,993,817                                $2,126,099
                                               ===========                             =============

Net Interest Income (Tax equivalent basis)                       77,441                                    58,803
Less: Tax-Equivalent Adjustment                                   3,255                                     2,502
                                                          --------------                            --------------
Net Interest Income                                             $74,186                                  $ 56,301
                                                          ==============                            ==============

Net Interest Spread (Tax equivalent basis)                                    3.58%                                    3.53%
Effect of Net Non-Interest-Bearing Funds                                      0.28%                                    0.50%
                                                                        ------------                              -----------
Net Interest Margin (Tax equivalent basis)                                    3.86%                                    4.03%
                                                                        ============                              ===========

                                                                   2003 vs. 2002
                                                     ----------------------------------------
                                                          Average                    Average
                                                          Balance       Interest      Yield
                                                     ----------------------------------------
Assets:
Interest Earning Assets:
  Securities Available for Sale:
    Taxable                                              $ 180,898       $ 1,414      -1.47%
    Non-Taxable                                             24,008           836      -0.39%

  Securities Held to Maturity:
    Taxable                                                 13,098           363      -0.22%
    Non-Taxable                                             (9,022)         (314)      0.35%
                                                         ------------------------------------
                                                           208,982         2,299      -1.23%

  Short-Term Investments                                     4,053           (24)     -0.60%

  Loans (Net of Unearned Income):
    Commercial                                              64,987         2,001      -0.24%
    Real Estate - Commercial                                88,340         2,921      -0.47%
    Real Estate - Residential                              249,219         8,508      -0.94%
    Consumer                                               114,032         3,353      -0.85%
                                                         ------------------------------------
      Total Loans                                          516,578        16,783      -0.64%
                                                         ------------------------------------

        Total Interest Earning Assets                      729,613        19,058      -0.82%
                                                         ------------------------------------

Non-Interest Earning Assets:
  Cash and Due from Banks                                   16,709
  Other Assets                                              41,808
  Intangible Assets                                         79,915
  Net Unrealized Gain - AFS                                  5,703
  Allowance for Possible Loan Losses                        (6,030)
                                                         ----------
        Total Non-Interest Earning Assets                  138,105
                                                         ----------
          Total Assets                                   $ 867,718
                                                         ==========

Liabilities and Shareholders' Equity:
Interest Bearing Liabilities:
  NOW Accounts                                           $ 111,379          (116)     -0.35%
  Money Market Accounts                                    115,856           955      -0.05%
  Savings Deposits                                         134,052          (863)     -0.59%
  Time Deposits                                            215,347         1,116      -0.81%
                                                         ------------------------------------
      Total Savings and Time Deposits                      576,634         1,092      -0.70%

  Short-Term & Other Borrowed Funds                         39,083          (159)     -0.76%
  Other Borrowed Funds                                      69,503          (513)     -1.20%
                                                         ------------------------------------
      Total Interest Bearing Liabilities                   685,220           420      -0.87%
                                                         ------------------------------------

Non-Interest Bearing Liabilities:
  Demand Deposits & Non-Int. Bearing Savings                89,059
  Other Liabilities                                            735
                                                         ---------

      Total Non-Interest Bearing Liabilities                89,794
Shareholders' Equity                                        92,704
                                                         ---------

  Total Liab and Shareholders' Equity*                   $ 867,718
                                                         ==========


Net Interest Income (Tax equivalent basis)                                18,638
Less: Tax-Equivalent Adjustment                                              753
                                                                       ----------
Net Interest Income                                                     $ 17,885
                                                                       ==========

Net Interest Spread (Tax equivalent basis)                                             0.05%
Effect of Net Non-Interest-Bearing Funds                                              -0.22%
                                                                                     --------
Net Interest Margin (Tax equivalent basis)                                            -0.17%
                                                                                     ========




*  Includes Unrealized Gain of $8,033 for 2003 and $4,794 for 2002.